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                                                                 EXHIBIT 23.1(a)
                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Russ Berrie and Company, Inc.:

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 30, 1998 included in the Russ Berrie and Company, Inc. Form 10-K for the year ended December 31, 1997 and to all references to our firm included in this registration statement.


                                      ARTHUR ANDERSEN LLP


Roseland, New Jersey
December 29, 1998